                                                                   EXHIBIT 10.18
                                                CONFIDENTIAL TREATMENT REQUESTED

                                INTERWOVEN, INC.

                   2005 EXECUTIVE OFFICER INCENTIVE BONUS PLAN

         Interwoven, Inc. ("Interwoven" or the "Company"), a Delaware corporation, hereby establishes this 2005 Executive Officer Incentive Bonus Plan (the "Plan") effective as of January 1, 2005, in order to advance the interests of the Company and its stockholders by providing an incentive for designated executive officers of the Company to achieve the Company's total revenue and pro forma operating income (loss) targets for the year ending December 31, 2005 (the "2005 Year").

         1. DEFINITIONS AND CONSTRUCTION.

         1.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                  1.1.1 "ACTUAL PRO FORMA OPERATING INCOME" for any Bonus Period means the Company's operating income (loss) for such Bonus Period computed in accordance with generally accepted accounting principles less the impact of amortization of deferred stock compensation and intangible assets, restructuring and excess facilities charges, in-process research and development charges and other non-recurring items, net of the related tax impact. Actual Pro Forma Operating Income is after accruing for the Quarterly Bonus and Annual Bonus due Participants under the Plan. Other non-recurring items to be excluded from operating income (loss) for purposes of computing actual pro forma operating income are subject to the review and approval of the Audit Committee.

                  1.1.2 "PLAN OPERATING INCOME TARGET" means any one of the Pro Forma Operating Income (Loss) Targets set forth in Exhibit A hereto.

                  1.1.3 "ACTUAL REVENUES" for any Bonus Period means the Company's total license, support, service and training revenues for such Bonus Period as reported in the Company's Financial Statements.

                  1.1.4 "ANNUAL BONUS" means the cash bonus payable pursuant to
         Section 4.2.

                  1.1.5 "BONUS PERIOD" means, with respect to the Annual Bonus, the year ended December 31, 2005 and, with respect to any Quarterly Bonus, the calendar quarter of 2005 with respect to which such Quarterly Bonus is to be calculated.

                  1.1.6 "COMMITTEE" means the Compensation Committee of the Board of Directors of the Company.

                  1.1.7 "FINANCIAL STATEMENTS" means, with respect to the Annual Bonus, the Company's audited consolidated financial statements for the year ending December 31, 2005 as filed by the Company with the Securities and Exchange Commission on Form 10-K and, with respect to any Quarterly Bonus, the Company's unaudited condensed consolidated financial statements for the calendar quarter with respect to which such Quarterly Bonus is to be calculated, as filed by the Company with the Securities and Exchange Commission on Form 10-Q in the case of the calendar quarters ending March 31, June 30 and September 30, 2005 and as filed by the Company with the Securities and Exchange Commission on Form 10-K in the case of the calendar quarter ending December 31, 2005.

                  1.1.8 "MBO" means those quarterly or annual objectives established by the Committee or the Company's Chief Executive Officer for the participant.

                  1.1.9 "PARTICIPANT" means an executive officer of the Company who has been designated by the Committee as a Participant in the Plan.

                  1.1.10 "PLAN REVENUE TARGET" means the plan revenue targets set forth in Exhibit B hereto.

                  1.1.11 "QUARTERLY BONUS" means the bonus that is due pursuant to Section 4.1.

                  1.1.12 "TARGET BONUS" means the amounts set forth in Exhibit C hereto. The Target Bonus may be divided into components. The Company Performance Target Bonus refers to the amount of the Participant's Target Bonus allocated to computations defined in Section 4 of this Plan. The MBO Target Bonus refers to the amount of the Participant's Target Bonus allocated to the Participants' MBO Target Bonus as defined in Section 5 of the Plan.

         2. ADMINISTRATION.

              The Plan shall be administered by the Committee. All questions of interpretation of the Plan shall be determined by the Committee in its sole discretion, and such determinations shall be final and binding upon all persons having an interest in the Plan.

         3. ELIGIBILITY.

              A Participant shall be eligible for a Quarterly Bonus only if he or she is actively employed by the Company throughout the entirety of the corresponding Bonus Period. A Participant shall be eligible for a pro rated Annual Bonus (based on the full quarters that such Participant was employed) only if he or she is actively employed by the Company for at least two full quarterly Bonus Periods during 2005, and such Participant is employed by the Company on December 31, 2005.

         4. COMPANY PERFORMANCE BONUS AND PAYMENT.

              The portion of the Participant's Target Bonus allocated to the Company Performance Bonus is designated on Exhibit C to this Plan.

              4.1 QUARTERLY BONUSES.

                       4.1.1 Subject to the provisions of Section 4.4 below,
              each Participant who meets the bonus eligibility requirements of
              Section 3 above shall receive a Quarterly Bonus for each calendar quarter in 2005 equal to twenty percent (20%) of the Participant's Company Performance Target Bonus multiplied by the applicable bonus percentage determined under Section 4.3 below.

                       4.1.2 Each Quarterly Bonus shall be paid on the basis of
              results shown in the Company's press release announcing its financial results for such quarter, in cash, in a single lump sum, subject to all applicable employment and income tax withholding, within thirty (30) days after both of the following conditions have occurred: (a) the Company's external auditors have completed a review of the Company's records for the Bonus Period and have submitted a report thereon to the Audit Committee of the Company's Board of Directors, and (b) the Company has issued a press release announcing its financial results for such quarter.

                       4.1.3 In the event that the results set forth in the
              Financial Statements for a quarterly Bonus Period are different than those that formed the basis for the calculation of the Quarterly Bonus for such Bonus Period pursuant to Section 4.1.2 above, the amount of the Quarterly Bonus for such Bonus Period shall be adjusted using the results set forth in the Financial Statements for such Bonus Period and (a) each Participant shall be required to return to the Company within thirty (30) days of receiving notice from the Company of such adjustment, any amount that has become an over-payment as a result of the adjustment, net of applicable taxes, and (b) the Company shall pay within thirty
              (30) days of determining any such adjustment, any amounts that ought to have been made to each Participant.

                       4.1.4 The maximum Quarterly Bonus payment for any such
              quarterly Bonus Period is limited to 150% of the quarterly allocation of the Company Performance Target Bonus for each Participant. To the extent that the Quarterly Bonus earned is greater than 150% ("Excess Quarterly Bonus"), the amount due in excess of 150% will be deferred pending the announcement of financial results for the full year. If the Annual Bonus is equal to or greater than a 100% Annual Bonus pay-out (computed based on actual results without regards to the 150% cap), the Excess Quarterly Bonus will be added to the Annual Bonus and paid with the Annual Bonus in accordance with the provisions of Section 4.2. If the Annual Bonus is computed


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              to be less than a 100% pay-out (computed based on actual results without regards to the 150% cap), the Excess Quarterly Bonus will be forfeited.

              4.2 ANNUAL BONUS.

                       4.2.1 Each Participant who meets the bonus eligibility
              requirements of Section 3 above shall receive an Annual Bonus equal to twenty percent (20%) of the Participant's Company Performance Target Bonus multiplied by the applicable bonus percentage determined under Section 4.3 below. The Annual Bonus will be the sum of the (Q1 Applicable Bonus Percentage times 25%) plus (Q2 Applicable Bonus Percentage times 25%) plus (Q3 Applicable Bonus Percentage times 25%) plus (Q4 Applicable Bonus Percentage times 25%).

                       4.2.2 Each Annual Bonus shall be paid upon the
              announcement of the Company's press releases for its fourth quarter and annual financial results for the year ending December 31, 2005, in cash, in a single lump sum, subject to all applicable employment and income tax withholding, within thirty (30) days after both of the following have occurred: (a) the Company's external auditors have completed an audit of the Company's financial results for the year ending December 31, 2005 and have submitted a report thereon to the Audit Committee of the Company's Board of Directors, and (b) the Company has issued a press release announcing its financial results for such year.

                       4.2.3 In the event that the results set forth in the
              Financial Statements for the annual Bonus Period are different than those that formed the basis for the calculation of an Annual Bonus pursuant to 4.2.2 above, the amount of the Annual Bonus shall be adjusted using the results set forth in the Financial Statements and (a) each Participant shall be required to return to the Company within thirty (30) days of receiving notice from the Company of such adjustment, any amount that has become an over-payment as a result of the adjustment, and (b) the Company shall pay within thirty (30) days of determining any such adjustment, any amounts that ought to have been made to each Participant.

              4.3 APPLICABLE BONUS PERCENTAGE. The applicable bonus percentage shall be calculated as follows:

              50% (Revenue Achievement Percentage) + 50% (Operating Income Achievement Percentage)

                       4.3.1 The Revenue Achievement Percentage for any Bonus
              Period shall be a function of the extent to which Actual Revenues for the period meet or exceed the Plan Revenue Target for the period, determined as follows:

------------------------------------------------------------ ---------------------------------------------------------
IF ACTUAL REVENUES ARE:                                      THE APPLICABLE BONUS PERCENTAGE IS:
------------------------------------------------------------ ---------------------------------------------------------
Less than 90% of the Plan Revenue Target                     0%
------------------------------------------------------------ ---------------------------------------------------------
90% of the Plan Revenue Target                               60%
------------------------------------------------------------ ---------------------------------------------------------
90% to 95% of the Plan Revenue Target                        60% plus 2% for each 1% by which Actual Revenues
                                                             exceed 90% of the Plan Revenue Target.
------------------------------------------------------------ ---------------------------------------------------------
96% to 100% of the Plan Revenue Target                       70% plus 6% for each 1% by which Actual Revenues
                                                             exceed 95% of the Plan Revenue Target.
------------------------------------------------------------ ---------------------------------------------------------
101% to 105% of the Plan Revenue Target                      100% plus 2% for each 1% by which Actual Revenues
                                                             exceed 100% of the Plan Revenue Target.
------------------------------------------------------------ ---------------------------------------------------------
106% to 110% of the Plan Revenue Target                      110% plus 5% for each 1% by which Actual Revenues
                                                             exceed 105% of the Plan Revenue Target.
------------------------------------------------------------ ---------------------------------------------------------
110% or greater of the Plan Revenue Target                   135% plus 7.5% for each 1% by which Actual Revenues
                                                             exceed 110% of the Plan Revenue Target, up to 300%. In
                                                             no event will the Revenue Achievement Percentage exceed
                                                             300%.
------------------------------------------------------------ ---------------------------------------------------------


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

                       4.3.2 The Operating Income Achievement Percentage for any
              Bonus Period shall be a function of the extent to which Actual Pro Forma Operating Income for the period meet or exceed the Plan Operating Income Target for the period, determined as follows:

------------------------------------------------------------ ---------------------------------------------------------
IF ACTUAL PRO FORMA OPERATING INCOME IS:                     THE APPLICABLE BONUS PERCENTAGE IS:
------------------------------------------------------------ ---------------------------------------------------------
Greater than $800,000 below the Plan Operating Income        0%
Target.
------------------------------------------------------------ ---------------------------------------------------------
At $800,000 below the Plan Operating Income Target.          60%
------------------------------------------------------------ ---------------------------------------------------------
$800,000 below to $400,000 below the Plan Operating Income   60% plus 3.75% for each full $100,000 increment by
Target.                                                      which Actual Pro Forma Operating Income exceed $800,000
                                                             below the Plan Operating Income Target.
------------------------------------------------------------ ---------------------------------------------------------
$400,000 below to the Plan Operating Income Target.          75% plus 6.25% for each full $100,000 increment by
                                                             which Actual Pro Forma Operating Income exceed $400,000
                                                             below the Plan Operating Income Target.
------------------------------------------------------------ ---------------------------------------------------------
At Plan Operating Income Target plus each full increment     100% plus 1% for each $100,000 full increment by
of $100,000 in excess of Operating Income                    which Actual Pro Forma Operating Income exceed 100%
Target up to  $400,000 above plan.                           the Plan Operating Income Target.
------------------------------------------------------------ ---------------------------------------------------------
At $400,000 above Plan Operating Income Target plus each     104% plus 2% for each $100,000 full increment by which
full increment of $100,000 in excess of Operating Income     Actual Pro Forma Operating Income exceed $400,000 above
Target up to $800,000 above plan.                            the Plan Operating Income Target.
------------------------------------------------------------ ---------------------------------------------------------
At $800,000 or greater above Plan Operating Income Target    112% plus 4% for each $100,000 full increment by which
plus each full increment of $100,000 in excess of            Actual Pro Forma Operating Income exceed $800,000 above
Operating Income Target.                                     the Plan Operating Income Target, up to 300%. In no
                                                             event will the Operating Income Achievement Percentage
                                                             exceed 300%.
------------------------------------------------------------ ---------------------------------------------------------


                       4.3.3 Percentages used in the computation of the Revenue
              Achievement Percentage and the Operating Income Achievement Percentage shall be rounded to the nearest whole percentage.

              4.4 The Company's Chief Executive Officer ("CEO") may review each Participant's performance during the applicable Bonus Period and may recommend to the Committee increasing or decreasing the Participant's Quarterly Bonus or Annual Bonus. The determination of whether to make any recommended adjustment shall be in the sole discretion of the Committee.

         5. MBO BONUS AND PAYMENT.

              The portion of the Participant's Target Bonus allocated to the MBO Target Bonus is designated on Exhibit C to this Plan. MBO's may be established on a quarterly or annual basis. Either the Company's Chief Executive Officer or Chief Financial Officer is responsible for monitoring MBOs and reporting completed MBOs to the Committee. Bonus amounts associated with MBO's will generally be paid with any Quarterly Bonus or Annual Bonus due under Section 4.1 and Section 4.2 above. If no Quarterly or Annual Bonus is due, the bonus amount due under this Section will be paid no later than 45 days following the end of the quarterly period in which the MBO was successfully completed.

         6. AMENDMENT OF PLAN.

              The Plan may be modified or amended at any time by the Committee or the Company's Board of Directors; provided, however, that no amendment may increase any Plan Revenue Target, or increase any Operating Income Target without the consent of the Participants.




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


         7. MISCELLANEOUS.

              7.1 NO ASSIGNMENT. The right of any Participant or any other person to the payment of any benefits under this Plan shall not be assigned, transferred, pledged or encumbered.

              7.2 SUCCESSORS. This Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns and the Participant and his or her heirs, executors, administrators and legal representatives.

              7.3 NO EMPLOYMENT AGREEMENT. Nothing contained herein shall be construed as conferring upon any Participant the right to continue in the employ of the Company as an employee.

              7.4 ARBITRATION. Any dispute or claim relating to or arising out of this Plan shall be fully and finally resolved by binding arbitration conducted by the American Arbitration Association in San Mateo County, California.

              7.5 GOVERNING LAW. This Plan shall be construed in accordance with and governed by the laws of the State of California.

              7.6 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties regarding the subject matter hereto and supercedes any prior or contemporaneous agreements, whether oral or written regarding such subject matter.





Adopted by the Compensation Committee, effective as of January 1, 2005.

                                    EXHIBIT A

                   PRO FORMA OPERATING INCOME TARGETS FOR 2005



                                                                                             PRO FORMA
                                                                                             OPERATING
                   PERIOD                                                                  INCOME TARGET
                   ------                                                                  -------------
     Quarter ended March 31, 2005                                                               $  [***]

     Quarter ended June 30, 2005                                                                   [***]

     Quarter ended September 30, 2005                                                              [***]

     Quarter ended December 31, 2005                                                               [***]
                                                                                                --------

         Year ended December 31, 2005                                                           $  [***]
                                                                                                ========




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

                                    EXHIBIT B

                          PLAN REVENUE TARGETS FOR 2005



                   PERIOD                                                           PLAN REVENUE TARGET
                   ------                                                           -------------------
                                                                                       (in millions)
     Quarter ended March 31, 2005                                                         $ [***]

     Quarter ended June 30, 2005                                                            [***]

     Quarter ended September 30, 2005                                                       [***]

     Quarter ended December 31, 2005                                                        [***]
                                                                                          -------
         Year ended December 31, 2005                                                     $ [***]
                                                                                          =======




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

                                    EXHIBIT C

                             TARGET BONUSES FOR 2005


                                                                   COMPANY
                                                                 PERFORMANCE          MBO
                                                 TARGET            TARGET           TARGET          COMMISSION
             PARTICIPANT                          BONUS             BONUS            BONUS             PLAN
             -----------                          -----             -----            -----             ----
     John Bara                                    $100,000         $100,000          $   -              $ -
     Martin Brauns                                $350,000         $350,000          $   -              $ -
     John Calonico                                $100,000         $100,000          $   -              $ -
     Max Carnecchia (1)                           $275,000         $      -          $   -         $275,000
     Doug Jones                                   $ 85,000         $ 85,000          $   -              $ -
     Steve Martello (2)                           $125,000         $ 25,000          $   -         $100,000
     David Nelson-Gal                             $100,000         $100,000          $   -              $ -
     Rafiq Mohammadi                              $100,000         $100,000          $   -              $ -
     Doreena Ross (3)                               42,000 GBP       42,000 GBP      $   -              $ -


(1)  Mr. Carnecchia's Target Bonus is based on a separate Sales Compensation
     Plan.

(2) Of Mr. Martello's Target Bonus, $25,000 is based on Company Performance as defined in Section 4 above and $100,000 is based on a separate Sales Compensation Plan.

(3)  Ms. Ross' incentive compensation is based in British Pounds.


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